EXHIBIT 99.906CERT

EXHIBIT 12 (B)

Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer

TRANSAMERICA INCOME SHARES, INC.

FOR THE PERIOD ENDED SEPTEMBER 30, 2006

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Income Shares, Inc. (the “Fund”) on Form N-CSR for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned hereby certifies that, to his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John K. Carter	Date: November 27, 2006
John K. Carter
Chief Executive Officer

/s/ Glenn E. Brightman	Date: November 27, 2006
Glenn E. Brightman
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.